Supplement Dated February 16, 2010
To The Prospectus
Dated December 28, 2009

JNL® Investors Series Trust

For the JNL Money Market Fund, in the section entitled “Additional Information About the Other Investment Strategies, Other Investments and Risks of the JNL Money Market Fund, and the Disclosure of Portfolio Holdings,” the following paragraphs will be added to the end of the section:

Dividends:

The JNL Money Market Fund intends to maintain, to the extent practicable, a constant per share NAV of $1.00.  The Fund expects to declare and pay dividends on a daily basis to the class so long as the income attributable to the class exceeds the expenses attributable to the class on each day.  If class expenses exceed class income on any day, the Fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive.  The Fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to the class.  For a more complete description of this policy, which can result in the fund not paying dividends on the class for one or more periods that may be as short as a day or quite lengthy, see “PURCHASES, REDEMPTIONS AND PRICING OF SHARES” in the SAI.  For a description of the allocation of expenses among fund share classes, see “Other Fund Information” in the prospectus.

The Fund is subject to a fee recapture program, whereby, the Adviser will waive fees and expenses to maintain, where practicable, a constant per share NAV of $1.00.  When income is sufficient, the Fund may pay the Adviser its investment advisory fee, along with other Fund expenses.  In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of 3 years.

This Supplement is dated February 16, 2010.

Supplement Dated February 16, 2010
To The Statement of Additional Information
Dated December 28, 2009

JNL® Investors Series Trust

On page 45, at the end of the section entitled “Purchases, Redemptions and Pricing of Shares” the following paragraphs will be added:

Dividends

The JNL Money Market Fund intends to declare as dividends substantially all of the net investment income, if any.  Dividends from the net investment income and the net capital gain, if any, will be declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash.

The Fund seeks to maintain constant per share NAV of $1.00. Dividends from net investment income and net capital gain, if any, for the Fund will be declared and reinvested, or paid in cash, as to the class daily so long as class income exceeds class expenses on each day.  If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day.  The fund will resume paying dividends on the class only when, on a future date, the accumulated net investment income of the class is positive.  The accumulated net investment income for the class on any day is equal to the accumulated income attributable to the class less the accumulated expenses attributable to the class since the last payment of a dividend on the class.  When the fund resumes paying a dividend on the class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment.  As a result of this policy, the fund: (1) on any given day, may pay a dividend on the class; (2) may not pay a dividend on the class for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on the class, have days on which the net investment income for the class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative.  In addition, a shareholder who purchases shares of the class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

This Supplement is dated February 16, 2010.

(To be used with: V6043 12/09 and V6043PROXY 12/09.)